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                                                                   EXHIBIT 10.23

                              SEPARATION AGREEMENT
                              AND GENERAL RELEASE

          This Separation Agreement and General Release ("Agreement") is made and entered into this 2nd day of February, 2001, by and between LifeMinders, Inc. (hereinafter the "Company" or "Employer") and John A. Chapin ("Executive") (hereinafter collectively referred to as the "Parties"), and is made and entered into with reference to the following facts.

                                    RECITALS
                                    --------

          WHEREAS, Executive serves as the Company's Senior Vice President and Secretary; and

          WHEREAS, the Company and Executive have agreed to terminate their employment relationship effective January 29, 2001; and

          WHEREAS, the Parties each desire to resolve any potential disputes which exist or may exist arising out of Executive's employment with the Company and/or the termination thereof.

          NOW THEREFORE, in consideration of the covenants and promises contained herein, the Parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

               1.  Agreement By the Executive.  In exchange for the payments
                   --------------------------
described in paragraph 2 below, Executive:

                  (a) Agrees to, and hereby does, resign as Senior Vice President and Secretary and from any other position held by Executive in the Company effective January 29, 2001 (hereinafter the "Resignation Date");

                  (b) Agrees to, and hereby does, surrender to the Company options to purchase 205,262shares of common stock of the Company which have been granted to Executive and which have not been exercised; and

                  (c)  Agrees to be bound by the terms of this entire Agreement.

               2.  Agreement By the Company. In exchange for Executive's
                   ------------------------
agreement to be bound by the terms of this entire Agreement, including but not limited to the Release of Claims in paragraph 3, and contingent upon Executive's continuing compliance with his obligations under this Agreement during the period set forth below, the Company agrees to provide Executive:
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                 (a)  Continuation of Executive's base salary, at the rate in effect on the Resignation Date, less statutory deductions and withholdings, for a period of six (6) months after the Resignation Date, to be paid in accordance with the Company's regular pay cycle commencing upon Company's receipt of this Agreement fully executed by Executive;

                 (b) An amount equal to Executive's base salary, at the rate in effect on the Resignation Date, less statutory deductions and withholdings, for a period of two (2) months, to be paid in one lump sum as soon as practicable after Company's receipt of this Agreement fully executed by Executive; and

                 (c) Continuation of health benefits paid fully by the Company via COBRA for Executive and Executive's dependents who are covered under the Company's group health benefits, on substantially the same terms and conditions as existed on the Resignation Date, for a period of six (6) months after the Resignation Date.

          Executive acknowledges that, absent this Agreement, he has no legal, contractual or other entitlement to the consideration set forth in this paragraph and that the amount set forth in this paragraph constitutes valid and sufficient consideration for Executive's release of claims and other obligations set forth herein.

          3.  Release of Claims.  Executive hereby expressly waives, releases,
              -----------------
acquits and forever discharges the Company and its divisions, subsidiaries, affiliates, parents, related entities, partners, officers, directors, shareholders, investors, executives, managers, employees, agents, attorneys, representatives, successors and assigns (hereinafter collectively referred to as "Company Releasees"), from any and all claims, demands, and causes of action which Executive has or claims to have, whether known or unknown, of whatever nature, which exist or may exist on Executive's behalf from the beginning of time up to and including the Resignation Date. The Company hereby expressly waives, releases, acquits and forever discharges Executive and his agents, attorneys, representatives, successors and assigns (hereinafter collectively referred to as "Executive Releasees"), from any and all claims, demands, and causes of action which the Company has or claims to have, whether known or unknown, of whatever nature, which exist or may exist on the Company's behalf from the beginning of time up to and including the Resignation Date. As used in this paragraph, "claims," "demands," and "causes of action" include, but are not limited to, claims based on contract, whether express or implied, fraud, stock fraud, defamation, wrongful termination, estoppel, equity, tort, retaliation, intellectual property, personal injury, spoliation of evidence, emotional distress, public policy, wage and hour law, statute or common law, claims for severance pay, claims related to stock options and/or fringe benefits, claims for attorneys' fees, vacation pay, debts, accounts, compensatory damages, punitive or exemplary damages, liquidated damages, and any and all claims arising under any federal, state, or local statute, law, or ordinance prohibiting discrimination on account of race, color, sex, age, religion, sexual orientation, disability or national origin, including but not limited to, the Virginia Human Rights Act, the Age Discrimination in Employment Act, Title VII of the

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Civil Rights Act of 1964 as amended, the Americans with Disabilities Act, the Family and Medical Leave Act or the Employee Retirement Income Security Act.

          4.  Last Date of Employment. It is understood and agreed that
              -----------------------
Executive's last date of employment with Employer is January 29, 2001.

          5.  Receipt of Wages and Other Compensation. The Company and Executive
              ---------------------------------------
acknowledge that Executive is entitled to $3,173.08, less statutory deductions and withholdings, as accrued vacation pay. The Company shall pay this amount to Executive along with the payment to be made to Executive under Section 2(b) above. Executive acknowledges and agrees that, except as set forth in the previous sentence, prior to his execution of this Agreement, he has received payment for all wages, salary, bonuses, accrued vacation, and all other compensation owed to Executive by the Company.

          6.  Executive Covenants.
              -------------------

              (a) Executive acknowledges that during his employment with the Company, he had access to confidential and proprietary business information that is the property of the Company, the disclosure of which could cause substantial and irreparable harm, loss of goodwill, or injury to the Company. Executive agrees not to disclose any such confidential or proprietary business information without the prior written authorization of the Board. Notwithstanding the foregoing, the parties acknowledge that Executive's obligation not to disclose shall not apply, or shall terminate, with respect to any portion of such business information which: (i) is in the public domain; or (ii) is required to be disclosed under applicable law.

              (b) Executive shall, as a condition of receiving any of the payments provided for in Section 2 above, return to the Company prior to his acceptance of this Agreement all records, including original documents and electronically stored documents, and all copies thereof, pertaining to the business and customers of the Company as well as any other property of the Company in his possession, custody or control as of the Resignation Date; provided that Executive shall be entitled to keep the following laptop computers as his own property:

- ----------------------------------------------------------------------------
Sony PCG-F480         28306630-3207922            10-000329
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------


              (c) For a period of six (6) months after the Resignation Date, Executive shall not, without the prior written consent of the Board, (whether as an employee, agent, servant, owner, partner, consultant, independent contractor, representative, stockholder or in any other capacity whatsoever), participate in any business that offers any of the following products or services as a principal business line or as a business line in which Executive directly or indirectly participates and which products or services are competitive in any way to the products or services offered by the Company or under active development by the Company during the period of Executive's employment with the
Company:

                   (i)  third-party on-line registrations and promotions;

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                    (ii)   e-mail newsletters and personal reminders;

                    (iii)  outsourced e-mail newsletters;

                    (iv) on-line acquisition and on-line delivery of subscription services;

                    (v)    on-line couponing;

                    (vi)   on-line consumer data brokering; and

                    (vii) on-line member acquisition services for third parties excluding such services for off-line products with which Executive is directly involved or of which Executive is a principal owner.

The foregoing restrictions shall not apply to ownership by Executive of less than a five percent (5%) beneficial interest in outstanding equity securities of any business entity that has equity securities registered under the Securities Exchange Act of 1934.

               (d) For a period of six (6) months after the Resignation Date, Executive shall not, without the prior written consent of the Board, directly or indirectly, entice, solicit or encourage any Company employee to leave the employ of the Company or any independent contractor to sever its engagement with the Company. Executive represents and warrants that Executive has been approached by Michael Himick and that Executive has not solicited or encouraged Mr. Himick to leave the employ of the Company and the Company hereby acknowledges and agrees to the foregoing.

               (e) For a period of six (6) months after the Resignation Date, Executive shall not, directly or indirectly, entice, solicit or encourage any customer or prospective customer of the Company to cease doing business with the Company, reduce its relationship with the Company or refrain from establishing or expanding a relationship with the Company.

               (f) Executive agrees that all inventions, improvements and developments ("Developments") which he made, conceived, reduced to practice or developed (in whole or in part, either alone or jointly with others) during his employment with the Company shall be the sole property of the Company. Unless the Company decides otherwise, the Company shall be the sole owner of all rights in connection therewith. All copyright-protected Developments are and at all times shall remain "work made for hire". Executive hereby assigns to the Company any and all rights to any Developments, absolutely and forever, throughout the world and for the full term of each and every such right, including renewal or extension of any such term.

          7.  Acceptance of Agreement.  This Agreement was received by
              -----------------------
Executive on January 29, 2001. Executive may accept this Agreement by returning a signed original to the Company. This Agreement shall be withdrawn if not accepted in the above manner on or before February 2, 2001.

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          8.  Non-Admission of Liability.  The Company denies any wrongdoing
              --------------------------
whatsoever in on connection with its dealings with Executive, including but not limited to, Executive's employment and termination. Executive denies any wrongdoing whatsoever in connection with his dealings with the Company. It is expressly understood and agreed that nothing contained in this Agreement shall constitute or be treated as an admission of any wrongdoing or liability on the part of the Company or Executive.

          9.  No Filing of Claims.  Executive represents and warrants that he
              -------------------
does not presently have on file, and further represents and warrants that he will not hereafter file, any claims, charges, grievances or complaints against any of the Company Releasees (defined above) in or with any administrative, state, federal or governmental entity, agency, board or court, or before any other tribunal or panel or arbitrators, public or private, based upon any actions or omissions by the Company Releasees occurring prior to the date of this Agreement. The Company represents and warrants that it does not presently have on file, and further represents and warrants that it will not hereafter file, any claims, charges, grievances or complaints against any of the Executive Releasees (defined above) in or with any administrative, state, federal or governmental entity, agency, board or court, or before any other tribunal or panel or arbitrators, public or private, based upon any actions or omissions by the Executive Releasees occurring prior to the date of this Agreement

          10. Ownership of Claims.  Executive represents and warrants that he
              -------------------
is the sole and lawful owner of all rights, title and interest in and to all of Executive's released matters, claims and demands referred to herein. Executive further represents and warrants that there has been no assignment or other transfer of any interest in any such matters, claims or demands that he may have against the Company Releasees. The Company represents and warrants that it is the sole and lawful owner of all rights, title and interest in and to all of the Company's released matters, claims and demands referred to herein. The Company further represents and warrants that there has been no assignment or other transfer of any interest in any such matters, claims or demands that he may have against the Executive Releasees

          11. Confidentiality.  Executive understands and agrees that this
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Agreement and the matters discussed in negotiating its terms are entirely confidential. It is therefore expressly understood and agreed that Executive will not reveal, discuss, publish or in any way communicate any of the terms, amount or fact of this Agreement to any person, organization or other entity, with the exception of his immediate family members and professional representatives, unless required by subpoena or court order, in which case Executive will give the Company written notice of such subpoena or court order upon receiving notice of it. Executive further agrees that he will not, at any time in the future, make any statements to any third parties that disparage any of the Company Releasees personally or professionally. The Company agrees that it will not, at any time in the future, make any statements to any third parties that disparage any of the Executive Releasees personally or professionally. Executive and the Company will agree in good faith on the contents of a public statement regarding Executive's resignation and the Parties agree that they shall not make any statements to third parties regarding Executive's resignation that are inconsistent with the agreed-upon public statement.

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          12.  Tax Indemnification.  It is understood and agreed that Executive
               -------------------
is liable for all tax obligations, if any, with respect to the settlement payments provided for herein. Executive agrees to indemnify, defend and hold harmless Employer from any and all taxes, assessments, penalties, loss, costs, attorneys' fees, expenses or interest payments that Employer may at any time incur by reason of any demand, proceeding, action or suit brought against Employer arising out of or in any manner related to any local, state or federal taxes allegedly due from Executive in connection with this Agreement.

          13.  Virginia Law Applies.  This Agreement, in all respects, shall be
               --------------------
interpreted, enforced and governed by and under the laws of the Commonwealth of Virginia. Any and all actions relating to this Agreement shall be filed and maintained in the federal and/or state courts located in the Commonwealth of Virginia, and the parties consent to the jurisdiction of such courts. In any action arising out of this Agreement, or involving claims barred by this Agreement, the prevailing party shall be entitled to recover all costs of suit, including reasonable attorneys' fees.

          14.  Successors and Assigns.  The Parties expressly understand and
               ----------------------
agree that this Agreement, and all of its terms, shall be binding upon their representatives, heirs, executors, administrators, successors and assigns.

          15.  Consultation with Counsel.  Executive acknowledges that he has
               -------------------------
been advised to consult with legal counsel of his choice prior to execution and delivery of this Agreement.

          16.  Integration.  Except as otherwise specifically provided for,
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this Agreement constitutes an integrated, written contract, expressing the entire agreement between the Parties with respect to the subject matter hereof. In this regard, Executive represents and warrants that he is not relying on any promises or representations that do not appear written herein. Executive further understands and agrees that this Agreement can be amended or modified only by a written agreement, signed by all of the Parties hereto.

          17.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts and by facsimile, and each such counterpart shall be deemed an original with the same effect as if all Parties had signed the same document.

          18.  Headings.  The headings in each paragraph herein are for
               --------
convenience of reference only and shall be of no legal effect in the interpretation of the terms hereof.

          19.  Severability.  If any provision in this Agreement is held to be
               ------------
invalid, the remainder of this Agreement shall not be affected by such a determination.

          20.  Voluntary Agreement.  EXECUTIVE UNDERSTANDS AND AGREES THAT HE
               -------------------
MAY BE WAIVING SIGNIFICANT LEGAL RIGHTS BY SIGNING THIS AGREEMENT, AND REPRESENTS THAT HE HAS ENTERED INTO THIS AGREEMENT KNOWINGLY AND VOLUNTARILY, WITH A FULL UNDERSTANDING OF AND IN AGREEMENT WITH ALL OF ITS TERMS.

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          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates provided below.


DATED:                                          LIFEMINDERS, INC.
       ----------------------, ----

                                                By:   /s/ Jonathan B. Bulkeley
                                                     -------------------------
                                                Its:  CEO
                                                     -------------------------

DATED: February 2            , 2001             JOHN A. CHAPIN
       ----------------------  ----
                                                /s/ John Chapin
                                                ------------------------------

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